PARADIGM VALUE FUND (PVFAX)
Fund Facts	Fund Statistics
Objective:	(as of March 31, 2005)
The Fund seeks long-term capital appreciation.
Strategy:	Inception Date:	January 1, 2003
The Fund Adviser primarily invests its assets in common stocks	Ticker:	PVFAX
of small U.S. companies whose market capitalizations fall within	Cusip:	69901E104
the range of $1.5 billion or less that the Adviser believes have the	Management Fees:	2.00%
potential for capital appreciation.	12b-1 Distribution Fees:	None
Investor Profile:	Sales Load:	None
The Fund may be suitable for investors seeking: 1) long-term	Redemption Fees:	None
growth of capital, 2) exposure to small-capitalization companies	Minimum Investment:	Regular Account: $5,000
Portfolio Management:		IRA Account: $1,000
John Walthausen, CFA, Senior Vice President of Paradigm Capital Management, Inc.,
has served as portfolio manager of the fund since inception. Mr. Walthausen searches	Minimum Subsequent Investment:	$100
for unusual value in small cap stocks and this fund is a showcase for his stock selection ability. As a result, his individual stock positions, or "best picks" may account for more than 5% of the portfolio. His stock selection ranges from small unknown companies, to deeply distressed turnaround situations, asset plays, companies with accelerating growth, to takeover candidates. He emphasizes detailed analysis of management, their strategy, as well as earnings and cash flow prospects.	Total # of holdings	63
	Net Assets ($millions)	$18.03
	NAV	$37.75

Sector Allocation	Top 10 Holdings
(Portfolio Holdings as of March 31, 2005)	(as of March 31, 2005)

Sector allocations are based upon the Russell sector scheme and represent a % of the common stock held
Allocation is subject to change and may not be representative of current or future holdings			Holdings are subject to change and may not be representative of current or future holdings

	Performance Return Summary
	(A) Average Annual Returns and Performance for the periods ended March 31, 2005.
		1Q05 (B)	1 year	Since Inception (1/1/03)
	Paradigm Value Fund	0.64%	22.57%	40.21%
	S&P 600 Index (C)	-2.06%	13.09%	25.51%
	Russell 2000® Value Index (D)	-3.98%	9.79%	27.23%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return

(C) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

(D) The Russell 2000® Value Index is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More
Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption
Of Fund Shares.

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be “undervalued” in the marketplace
(i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund’s return. The fund invests in smaller companies (less than $1.5 billion market capitalization). Smaller companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Capital Management, Inc. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.
Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.